Exhibit 24-A

                            POWER OF ATTORNEY
                                __________


          I, JEFFREY J. LEGGE, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Controller and Principal Accounting Officer of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 8, 1998.



                                     ____Jeffrey J. Legge____
                                         Jeffrey J. Legge

In Presence of:

Anita Anderson
__________________

Denise Herness
__________________



                           POWER OF ATTORNEY
                              __________


          I, JOHN C. MAC FARLANE, do hereby constitute and appoint A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President and Chief Executive Officer, Principal Executive Officer and Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 9, 1998.



                                   ____John C. MacFarlane____
                                       John C. MacFarlane

In Presence of:

Dee Fletcher
__________________


Tom Hoxie
__________________



                             POWER OF ATTORNEY
                                _________


          I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 13, 1998



                                  ____Robert N. Spolum____
                                      Robert N. Spolum

In Presence of:

Ilene Berg
__________________


Dave Fining
__________________



                              POWER OF ATTORNEY
                                 __________


          I, NATHAN I. PARTAIN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: January 16, 1998.


                                  ____Nathan I. Partain____
                                      Nathan I. Partain

In Presence of:

Connie M. Lueche
__________________


Ellen Rember
__________________



                             POWER OF ATTORNEY
                                __________


          I, DAYLE DIETZ, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 16, 1998.


                                   ____Dayle Dietz____
                                       Dayle Dietz

In Presence of:

Leo Johnson
__________________


Janet L. Johnson
__________________



                            POWER OF ATTORNEY
                               __________


          I, ARVID R. LIEBE, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and ExchangeCommission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 9, 1998.


                                   ____Arvid R. Liebe____
                                       Arvid R. Liebe

In Presence of:

Renee Thomas
__________________


Sheri Hammer
__________________



                           POWER OF ATTORNEY
                               __________


          I, THOMAS M. BROWN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 9, 1998.


                                   ____Thomas M. Brown____
                                       Thomas M. Brown

In Presence of:

Donna M. Hull
__________________


Cheryl A. Fields
__________________



                               POWER OF ATTORNEY
                                   __________


          I, MAYNARD D. HELGAAS, do hereby constitute and appoint JOHN
C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY
A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 8, 1998.


                                   ____Maynard D. Helgaas____
                                       Maynard D. Helgaas

In Presence of:

Tom Schneider
__________________


Becky Luhning
__________________



                            POWER OF ATTORNEY
                                __________


          I, KENNETH L. NELSON, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 19, 1998




                                 ____Kenneth L. Nelson____
                                     Kenneth L. Nelson

In Presence of:

Mike Holper
__________________


Wayne Cagheny
__________________



                            POWER OF ATTORNEY
                                __________


          I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 9, 1998



                                   ____Dennis R. Emmen____
                                       Dennis R. Emmen

In Presence of:

Penny Mosher
__________________


Lori Dawkins
__________________



                                 POWER OF ATTORNEY
                                     __________


          I, A. E. ANDERSON, do hereby constitute and appoint JOHN C. MAC FARLANE, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Vice President, Finance of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 15, 1998.


                                   ____A. E. Anderson____
                                       A. E. Anderson

In Presence of:

Penny Mosher
__________________


Nancy D. Tollerson
__________________



                                POWER OF ATTORNEY
                                    __________


          I, JAY D. MYSTER, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, BEVERLY A. NORLIN, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Vice President, Governmental & Legal and Corporate Secretary of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  January 29, 1998.


                                  ____Jay D. Myster____
                                      Jay D. Myster

In Presence of:

Penny Mosher
__________________


Becky Luhning
__________________